Stock transactions and preferred stock dividends	3 Months Ended
Mar. 31, 2012
Stock transactions and preferred stock dividends [Abstract]
Stock transactions and preferred stock dividends

5. Stock transactions and preferred stock dividends

On March 30, 2012 the Board of Directors declared the 15% dividend on the Series A-1 preferred stock which was paid in cash on April 2, 2012. During the quarter ended March 31, 2012, the Company did not issue any common stock for compensation or services.